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                        [Letterhead of Arthur Andersen]



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


May 21, 2002


Dear Sir/Madam:


We have read the three paragraphs of Item 4 included in the Form 8-K dated May 23, 2002 of GB Property Funding Corp, GB Holdings, Inc. and Greate Bay Hotel and Casino, Inc., respectively, to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


Very truly yours,



/s/Arthur Andersen LLP
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ARTHUR ANDERSEN LLP